UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2026

REKOR SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38338	81-5266334
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6721 Columbia Gateway Drive, Suite 400, Columbia, MD 21046
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (410) 762-0800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	REKR	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On May 15, 2026, Rekor Systems, Inc. (the “Company”) convened its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). Because a quorum was not present, no business was conducted, and the Annual Meeting was adjourned to September 11, 2026 at 10:30 a.m. Eastern Time (the “Reconvened Meeting”). The Reconvened Meeting will be held in person at the Company’s headquarters, 6721 Columbia Gateway Drive, Suite 400, Columbia, Maryland, and virtually via a live video webcast at www.virtualshareholdermeeting.com/REKR2026.

The record date for the Annual Meeting remains the close of business on March 25, 2026, and there has been no change in the matters to be voted upon. Proxies previously submitted will be voted at the Reconvened Meeting unless properly revoked or changed. Stockholders who have previously submitted a proxy need not take any action in order for their shares to be voted at the Reconvened Meeting. Stockholders who have not yet voted are encouraged to do so promptly by following the instructions in the Company’s proxy materials.

The information set forth under this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in those sections. Forward-looking statements may be identified by words such as “expect,” “intend,” “plan,” “may,” “will,” “would,” “could,” “should,” “anticipate,” “believe,” “estimate,” “potential,” “continue,” or the negative of these terms or other similar expressions. All statements contained in this Current Report on Form 8-K other than statements of historical fact, including, without limitation, statements regarding the Reconvened Meeting and the Company’s expectations regarding stockholder participation therein, are forward-looking statements. These forward-looking statements are based on the Company’s current expectations and are subject to a number of risks, uncertainties, and assumptions, including those described in the Company’s filings with the Securities and Exchange Commission, including under “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. Actual results may differ materially from those expressed in or implied by the forward-looking statements. The forward-looking statements made in this Current Report on Form 8-K speak only as of the date hereof, and the Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of this report, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REKOR SYSTEMS, INC.

Date: May 15, 2026	/s/ Joseph Nalepa

Name: Joseph Nalepa Title: Chief Financial Officer